                                  Annual Report


                             ----------------------
                                 Dreyfus Premier
                                    GNMA Fund
                             ----------------------





                                December 31, 1997

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to report the performance for Dreyfus Premier GNMA Fund for its 12-month reporting period ended December 31, 1997 as shown in the following table:
                                             Approximate
                           Total Return*  Income Dividends  Distribution Rate**
                           -------------  ----------------  -------------------
Class A Shares                 8.91%           $0.851              5.51%
Class B Shares                 8.43%           $0.777              5.26%
Class C Shares                 8.13%           $0.747              5.06%
Lehman Brothers GNMA Index***  9.53%

ECONOMIC REVIEW

   Inflation seems to be under control. Not since the oil price collapse in 1986 has it been so restrained. As the economy approached the end of its seventh consecutive year of expansion, inflation seemed to become even more subdued. During the last quarter of 1997, the rate of increase in consumer prices fell below the 2% level. Producer prices actually fell at an annual rate of 1.2% over the first 11 months of the year.

   The ongoing fear in financial markets has been that the Federal Reserve Board's (the "Fed") unremitting fight against inflation could lead to further increases in interest rates. Yet the Federal Open Market Committee (F.O.M.C.), the policy-making arm of the Fed, has raised interest rates just once in over two years, a period roughly coinciding with the latest surge of economic growth. The last increase occurred on March 25, 1997 when the F.O.M.C. increased the Federal Funds rate by a modest one quarter of a percentage point to 5.50%. (The Federal Funds rate is the rate of interest that banks charge one another for overnight loans.) Investor concern about additional monetary restraint centers on the low unemployment rate of just 4.6% as of December 31, 1997, a 24-year low. In particular, there were fears that wages would rise at a rate that could rekindle inflation. Over the last year, the gain in wages after adjusting for inflation was 2%, the sharpest increase in 20 years.

   Not surprisingly, an almost ideal economic climate -- plentiful jobs, low interest rates and dwindling inflation -- has put consumers in an ebullient mood. Though holiday retail sales were below expectations, spending in the third quarter grew at the strongest pace in five years. Since consumer spending accounts for two thirds of all economic activity, consumer attitudes are important indicators of future economic conditions. The Conference Board (a business-sponsored research group) reported in December that its Index of Consumer Confidence rose to its highest level since 1969. So far, the serious economic developments in Asia have not had an inhibiting effect on consumer attitudes.

   The Asian financial crisis, while bound to affect the import/export segment of our economy, may also afford the Fed additional flexibility in implementing monetary policy. While the Fed is concerned about the potential resurgence of inflation, lower-priced Asian imports may counteract upward pressure on the rate of U.S. inflation. Moreover, with our economic expansion mature by any historical precedent (it's the second longest peacetime expansion in this century), a slackening in overseas demand for U.S. products, combined with the lower-priced imports, may help contain economic growth without additional monetary tightening by the Fed. Regardless, we believe that it is unlikely that the Fed would raise interest rates and further unsettle the international financial markets while Asian countries struggle to stabilize their currencies in relation to the U.S. dollar. Perhaps the biggest uncertainty ahead is the extent to which the Asian turmoil will affect the U.S. economy. We are particularly vigilant for developments abroad that might have either negative or positive consequences for the Fund. The trouble in Asia shows the close and sensitive relationship between our economy and the economies around the globe.

MARKET ENVIRONMENT

   The fourth quarter of 1997 was a pivotal time for interest rates. The 10-year Treasury note managed to cross the 6.00% level (generally considered a psychological barrier), ending the quarter at 5.74%. This is the lowest absolute level of rates seen since October 1993. The decline in rates occurred largely due to pressure from international markets. October saw a 50% correction to the Hong Kong stock market, which triggered a general flight-to-quality movement among asset allocators, taking place worldwide. Hence many worried investors sought the credit protection and capital protection of the U.S. Treasury market.

   As U.S. Treasuries rallied to new lows in interest rates, so did corporate bonds and mortgage-backed securities. In general, mortgage-backed securities performed strongly, with the Salomon Brothers Mortgage Index posting a 2.35% gain for the quarter. While values increased, the spread over U.S. Treasuries on both mortgage-backed securities and corporate bonds widened. This lag typically occurs when the market begins to demand a higher yield spread for taking on either corporate credit or mortgage prepayment risk. In line with the market trend, spreads on both GNMAs and CMOs were wider by 10 to 25 basis points versus comparable-term U.S. Treasuries. With the Mortgage Bankers Association refinancing index (a forward-looking indicator) also hitting an all-time high, mortgage-backed securities investors continued to sell mortgage-backed securities in favor of prepayment-protected fixed-income securities.

PORTFOLIO OVERVIEW

   The Fund is currently positioned for both a continued rally in the U.S. Treasury market as well as a wave of mortgage prepayments. In order to position ourselves for this outlook, we increased the duration of the entire Fund to be 10% longer than the Lehman Brothers GNMA Index. Hence the duration of the Fund was 3.35 years at the end of the year.

   In order to position the Fund for the oncoming prepayment wave, we invested the Fund in more call-protected mortgage products, such as project loan holdings. These GNMA project loans have at least 5 years of lockout from any type of prepayment. These securities have tightened versus U.S. Treasuries during the fourth quarter as investor demand for high yielding, call-protected mortgage-backed securities increased.

   In the fixed rate collateral market, we have also focused on less-prepayment-sensitive securities. We swapped into lower dollar-priced, deep-discount 30-year GNMA collateral. During the fourth quarter, we added to our position of GNMA 6.5% 30-year pass-throughs, while we decreased our holdings of premium securities. In premiums, we sold our position of 30-year GNMA 8% collateral.

   Lastly, we have also added adjustable-rate GNMA securities to the Fund. In this market, we have chosen the discount GNMA 5.5% and 6% new-issue pools. At their discount dollar price, they will benefit if mortgage prepayments continue to rise, and they offer an attractive yield for short-duration securities. We purchased these securities while decreasing the cash holdings of the Fund. These securities are expected to perform strongly if interest rate volatility decreases, which we think could happen if investors start to see signs that the Asian markets are beginning to stabilize.

   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                                                     Sincerely,

                                                     /s/ Michael Hoeh

                                                     Michael Hoeh
                                                     Portfolio Manager
January 20, 1998
New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
** Distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the maximum offering price per share at the end of the period, in the case of Class A shares, or the net asset value per share in the case of Class B or Class C shares.
*** SOURCE: Lehman Brothers -- The Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed rate GNMA securities backed by mortgage pools of the Government National Mortgage Association.

Dreyfus Premier GNMA Fund                                      December 31, 1997
--------------------------------------------------------------------------------
  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN DREYFUS PREMIER GNMA
            FUND CLASS A SHARES AND THE LEHMAN BROTHERS GNMA INDEX


Dollars

$24,640
Lehman Brothers
GNMA Index*

$22,718
Dreyfus
Premier GNMA Fund
(Class A Shares)

*Source: Lehman Brothers

Average Annual Total Returns
--------------------------------------------------------------------------------


                    Class A Shares                                            Class B Shares
--------------------------------------------------------- ------------------------------------------------------------
                                                                                                 % Return Reflecting
                                           % Return                                              Applicable Contingent
                                          Reflecting                                 % Return       Deferred Sales
                     % Return Without   Maximum Initial                             Assuming No      Charge Upon
Period Ended 12/31/97  Sales Charge   Sales Charge (4.5%)    Period Ended 12/31/97  Redemption       Redemption*
-------------------- ---------------- -------------------    ---------------------  -----------  ---------------------
1 Year                      8.91%           3.99%            1 Year                     8.43%            4.43%
5 Years                     6.60            5.63             From Inception (1/15/93)   5.95             5.63
10 Years                    9.05            8.55

                    Class C Shares
----------------------------------------------------------
                                      % Return Reflecting
                                     Applicable Contingent
                         % Return       Deferred Sales
                         Assuming         Charge Upon
Period Ended 12/31/97  No Redemption     Redemption**
---------------------  ------------- ---------------------
1 Year                      8.13%           7.13%
From Inception (10/16/95)   6.34            6.34

--------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Class A shares of Dreyfus Premier GNMA Fund on 12/31/87 to a $10,000 investment made in the Lehman Brothers GNMA Index on that date. All dividends and capital gain distributions are reinvested. Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.

The Fund invests primarily in Ginnie Maes and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers GNMA Index is an unmanaged total return performance benchmark for the GNMA market, consisting of 15- and 30-year fixed rate GNMA securities. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index does not take into account charges, fees and other expenses. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
** The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Statement of Investments                                                                           December 31, 1997


                                                                                              Principal
Bonds--115.6%                                                                                  Amount             Value
-------------------------------------------------------------------------------            --------------     --------------
Mortgage-Backed Securities--114.1%
Government National Mortgage Association I:
   6 1/2%, 11/15/2007-5/15/2012................................................               $18,043,827       $ 18,164,849
   6 1/2%, 5/15/2009-11/15/2009................................................                 8,535,494(a)       8,624,383
   7%, 6/15/2009...............................................................                 4,459,114(a)       4,571,562
   7 1/2%, 3/15/2002-12/15/2027................................................                31,230,416         32,159,115
   8%, 4/15/2008...............................................................                 5,565,178(a)       5,867,757
   8%, 12/15/2021-1/15/2022....................................................                   756,858            792,097
   8 1/2%, 10/15/2017-12/15/2022...............................................                 5,043,422          5,368,171
   9%, 4/15/2016-12/15/2022....................................................                 6,219,967          6,742,994
   9 1/2%, 10/15/2016-1/15/2025................................................                 7,002,911          7,641,167
   10%, 10/15/2016-10/15/2020..................................................                   839,279            920,060
   11 1/2%, 1/15/2013..........................................................                   107,651            117,430
                                                                                                                ------------
                                                                                                                  90,969,585
                                                                                                                ------------
Government National Mortgage Association I:
   Project Loans:
   6 3/4%, 1/15/2034...........................................................                 1,469,201          1,472,874
   7%, 4/15/2037...............................................................                 1,928,506          1,961,040
   7 1/2%, 9/15/2032...........................................................                 1,230,775          1,277,311
   8 1/4%, 11/15/2035..........................................................                   644,622            676,647
   9 1/4%, 10/15/2023..........................................................                 4,738,870(a)       5,120,917
                                                                                                                ------------
                                                                                                                  10,508,789
                                                                                                                ------------
Government National Mortgage Association II:
   5 1/2%......................................................................                21,500,000(b,c)    21,473,125
   6%..........................................................................                 9,500,000(b,c)     9,571,250
   7%, 12/20/2025-9/20/2027....................................................                12,843,860         12,924,374
   9%, 7/20/2025...............................................................                 5,449,749(a)       5,819,296
   11%, 12/20/2013-10/20/2015..................................................                 1,429,634          1,619,999
                                                                                                                ------------
                                                                                                                  51,408,044
                                                                                                                ------------
Total Mortgage-Backed Securities...............................................                                  152,886,418
                                                                                                                ============

U.S. Treasury Bonds--1.5%
   6 1/8%, 11/15/2027..........................................................                 1,000,000          1,028,125
   6 1/8%, 11/15/2027..........................................................                 1,000,000(a)       1,028,125
                                                                                                                ------------
Total U.S. Treasury Bonds......................................................                                    2,056,250
                                                                                                                ============
TOTAL BONDS
   (cost $151,167,575).........................................................                                 $154,942,668
                                                                                                                ============

Dreyfus Premier GNMA Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                                                                December 31, 1997


                                                                                              Principal
Short-Term Investments--7.1%                                                                   Amount             Value
-------------------------------------------------------------------------------            --------------     --------------
U.S. Treasury Bills:
   4.96%, 1/22/1998............................................................               $ 5,595,000(a)    $  5,578,551
   5.34%, 2/5/1998.............................................................                 2,326,000(a)       2,314,626
   5.14%, 2/26/1998............................................................                   584,000(a)         579,486
   5.15%, 3/12/1998............................................................                   148,000(a)         146,524
   5.31%, 3/19/1998............................................................                   429,000(a)         424,260
   5.57%, 4/2/1998.............................................................                   416,000(a)         410,525
                                                                                                                ------------
TOTAL SHORT-TERM INVESTMENTS
   (cost $9,452,686)...........................................................                                 $  9,453,972
                                                                                                                ============

TOTAL INVESTMENTS
   (cost $160,620,261).........................................................                      122.7%     $164,396,640
                                                                                                     ======     ============
LIABILITIES, LESS CASH AND RECEIVABLES.........................................                      (22.7%)    $(30,441,163)
                                                                                                     ======     ============
NET ASSETS.....................................................................                      100.0%     $133,955,477
                                                                                                     ======     ============

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Held by the custodian in a segregated account as collateral for securities purchased on a forward commitment basis.
(b) Purchased on a forward commitment basis.
(c) Adjustable rate mortgage-interest rate subject to change periodically.



                       See notes to financial statements.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                                    December 31, 1997


                                                                                                     Cost           Value
                                                                                                 ------------    ------------
ASSETS:                       Investments in securities--See Statement of Investments            $160,620,261    $164,396,640
                              Receivable for investment securities sold........                                    55,071,767
                              Interest receivable..............................                                       889,657
                              Receivable for shares of Beneficial Interest subscribed                                  22,460
                              Prepaid expenses.................................                                        31,863
                                                                                                                 ------------
                                                                                                                  220,412,387
                                                                                                                 ------------

LIABILITIES:                  Due to The Dreyfus Corporation and affiliates....                                        90,690
                              Due to Distributor...............................                                        34,138
                              Cash overdraft due to Custodian..................                                        36,949
                              Payable for investment securities purchased......                                    86,150,759
                              Payable for shares of Beneficial Interest redeemed                                       42,095
                              Accrued expenses.................................                                       102,279
                                                                                                                 ------------
                                                                                                                   86,456,910
                                                                                                                 ------------

NET ASSETS.....................................................................                                  $133,955,477
                                                                                                                 ============

REPRESENTED BY:               Paid-in capital..................................                                  $136,714,006
                              Accumulated undistributed investment income--net.                                         7,753
                              Accumulated net realized gain (loss) on investments                                  (6,542,661)
                              Accumulated net unrealized appreciation (depreciation)
                                on investments--Note 4.........................                                     3,776,379
                                                                                                                 ------------

NET ASSETS.....................................................................                                  $133,955,477
                                                                                                                 ============

                            NET ASSET VALUE PER SHARE
                            -------------------------


                                                                      Class A         Class B         Class C
                                                                    -----------    -------------    ----------
Net Assets.....................................................     $95,070,956    $38,774,826      $109,695
Shares Outstanding.............................................       6,439,108      2,624,021         7,425

NET ASSET VALUE PER SHARE......................................          $14.76         $14.78        $14.77
                                                                         ======         ======        ======


                       See notes to financial statements.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Statement of Operations                                                                Year Ended December 31, 1997


INVESTMENT INCOME

INCOME                        Interest Income............................                                     $ 9,660,584


EXPENSES:                     Management fee--Note 3(a)..................               $  767,175
                              Shareholder servicing costs--Note 3(c).....                  475,914
                              Distribution fees--Note 3(b)...............                  193,543
                              Professional fees..........................                   54,277
                              Registration fees..........................                   49,860
                              Custodian fees.............................                   39,689
                              Trustees' fees and expenses--Note 3(d).....                   33,737
                              Prospectus and shareholders' reports.......                   15,510
                              Loan commitment fees--Note 2...............                    1,485
                              Miscellaneous..............................                   28,506
                                                                                        ----------
                                Total Expenses...........................                                       1,659,696
                                                                                                              -----------

INVESTMENT INCOME--NET...................................................                                       8,000,888

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                              Net realized gain (loss) on investments....               $  897,569
                              Net unrealized appreciation (depreciation)
                                on investments...........................                2,761,124
                                                                                        ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS...................                                       3,658,693
                                                                                                              -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.....................                                     $11,659,581
                                                                                                              ===========



                       See notes to financial statements.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets


                                                                                               Year Ended        Year Ended
                                                                                            December 31, 1997 December 31, 1996
                                                                                            ----------------- -----------------
OPERATIONS:
   Investment income--net.................................................                  $  8,000,888      $  9,840,332
   Net realized gain (loss) on investments................................                       897,569         1,437,681
   Net unrealized appreciation (depreciation) on investments..............                     2,761,124        (5,001,934)
                                                                                            ------------      ------------
         Net Increase (Decrease) in Net Assets Resulting from Operations..                    11,659,581         6,276,079
                                                                                            ------------      ------------
DIVIDENDS TO SHAREHOLDERS FROM:
   Investment income--net:
      Class A shares......................................................                    (5,918,534)       (7,540,292)
      Class B shares......................................................                    (2,072,934)       (2,299,266)
      Class C shares......................................................                        (1,667)             (774)
                                                                                            ------------      ------------
         Total Dividends..................................................                    (7,993,135)       (9,840,332)
                                                                                            ------------      ------------

BENEFICIAL INTEREST TRANSACTIONS:
   Net proceeds from shares sold:
      Class A shares......................................................                    32,138,926        14,387,058
      Class B shares......................................................                     4,659,005         4,915,210
      Class C shares......................................................                       107,034            16,094
   Dividends reinvested:
      Class A shares......................................................                     4,022,706         5,148,131
      Class B shares......................................................                     1,431,495         1,540,231
      Class C shares......................................................                         1,502               774
   Cost of shares redeemed:
      Class A shares......................................................                   (54,989,643)      (40,109,763)
      Class B shares......................................................                    (8,182,513)       (7,695,736)
      Class C shares......................................................                       (16,644)           (1,004)
                                                                                            ------------      ------------
         Increase (Decrease) in Net Assets from Beneficial Interest Transactions             (20,828,132)      (21,799,005)
                                                                                            ------------      ------------
            Total Increase (Decrease) in Net Assets.......................                   (17,161,686)      (25,363,258)

NET ASSETS:
   Beginning of Period....................................................                   151,117,163       176,480,421
                                                                                            ------------      ------------
   End of Period..........................................................                  $133,955,477      $151,117,163
                                                                                            ============      ============

   Undistributed investment income--net...................................                  $      7,753           --
                                                                                            -------------     -------------




                       See notes to financial statements.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                                           Shares
                                                                            --------------------------------------
                                                                                Year Ended          Year Ended
                                                                              December 31, 1997  December 31, 1996
                                                                            -------------------  -----------------
CAPITAL SHARE TRANSACTIONS:
   Class A
   -------
   Shares sold..............................................................       2,194,845         1,005,176
   Shares issued for dividends reinvested...................................         277,860           359,656
   Shares redeemed..........................................................      (3,775,941)       (2,801,148)
                                                                                  ----------        ----------
            Net Increase (Decrease) in Shares Outstanding...................      (1,303,236)       (1,436,316)
                                                                                  ==========        ==========
   Class B
   -------
   Shares sold..............................................................         320,620           340,609
   Shares issued for dividends reinvested...................................          98,717           107,520
   Shares redeemed..........................................................        (564,582)         (537,054)
                                                                                  ----------        ----------
            Net Increase (Decrease) in Shares Outstanding...................        (145,245)          (88,925)
                                                                                  ==========        ==========
   Class C
   -------
   Shares sold..............................................................           7,322             1,107
   Shares issued for dividends reinvested...................................             103                54
   Shares redeemed..........................................................          (1,160)              (71)
                                                                                  ----------        ----------
            Net Increase (Decrease) in Shares Outstanding...................           6,265             1,090
                                                                                  ==========        ==========


                       See notes to financial statements.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                Class A Shares
                                                              --------------------------------------------------
                                                                            Year Ended December 31,
                                                              --------------------------------------------------
PER SHARE DATA:                                                 1997       1996       1995       1994      1993
                                                              -------    -------    -------    -------   -------
   Net asset value, beginning of period....................   $14.37     $14.66     $13.54     $14.84     $14.90
                                                              ------     ------     ------     ------     ------
   Investment Operations:
   Investment income--net..................................      .85        .88        .91        .88        .95
   Net realized and unrealized gain (loss) on investments..      .39       (.29)      1.12      (1.30)       .24
                                                              ------     ------     ------     ------     ------
   Total from Investment Operations........................     1.24        .59       2.03       (.42)      1.19
                                                              ------     ------     ------     ------     ------
   Distributions:
   Dividends from investment income--net...................     (.85)      (.88)      (.91)      (.88)      (.95)
   Dividends from net realized gain on investments.........      --         --         --         --        (.30)
                                                              ------     ------     ------     ------     ------
   Total Distributions.....................................     (.85)      (.88)      (.91)      (.88)     (1.25)
                                                              ------     ------     ------     ------     ------
   Net asset value, end of period..........................   $14.76     $14.37     $14.66     $13.54     $14.84
                                                              ======     ======     ======     ======     ======
TOTAL INVESTMENT RETURN*...................................     8.91%      4.25%     15.43%     (2.91%)     8.20%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................     1.05%      1.04%      1.03%       .94%       .78%
   Ratio of net investment income to average net assets....     5.87%      6.17%      6.45%      6.20%      6.24%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager...................      --         --         --         .06%       .22%
   Portfolio Turnover Rate.................................   518.62%    267.22%    349.24%    427.27%    274.95%
   Net Assets, end of period (000's Omitted)...............  $95,071   $111,267   $134,545   $141,456   $197,239

-----------
*  Exclusive of sales load.




                       See notes to financial statements.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Class B Shares
                                                                  ----------------------------------------------------
                                                                                Year Ended December 31,
                                                                  ----------------------------------------------------
PER SHARE DATA:                                                     1997       1996       1995       1994      1993(1)
                                                                  -------    -------    -------    -------   ---------
   Net asset value, beginning of period....................       $14.38     $14.67    $13.55     $14.84     $14.98
                                                                  ------     ------    ------     ------     ------
   Investment Operations:
   Investment income--net..................................          .78        .81       .84        .80        .83
   Net realized and unrealized gain (loss) on investments..          .40       (.29)     1.12      (1.29)       .16
                                                                  ------     ------    ------     ------     ------
   Total from Investment Operations........................         1.18        .52      1.96       (.49)       .99
                                                                  ------     ------    ------     ------     ------
   Distributions:
   Dividends from investment income--net...................         (.78)      (.81)     (.84)      (.80)      (.83)
   Dividends from net realized gain on investments.........          --         --        --         --        (.30)
                                                                  ------     ------    ------     ------     ------
   Total Distributions.....................................         (.78)      (.81)     (.84)      (.80)     (1.13)
                                                                  ------     ------    ------     ------     ------
   Net asset value, end of period..........................       $14.78     $14.38    $14.67     $13.55     $14.84
                                                                  ======     ======    ======     ======     ======
TOTAL INVESTMENT RETURN(2).................................         8.43%      3.71%    14.83%     (3.39%)     7.03%(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.................         1.55%      1.55%     1.55%      1.51%      1.30%(3)
   Ratio of net investment income to average net assets....         5.36%      5.65%     5.89%      5.61%      5.38%(3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager...................          --         --        --         .05%       .20%(3)
   Portfolio Turnover Rate.................................       518.62%    267.22%   349.24%    427.27%    274.95%
   Net Assets, end of period (000's Omitted)...............      $38,775    $39,833   $41,934    $35,710    $29,648

---------------
(1) From January 15, 1993 (commencement of initial offering) to December 31,
    1993.
(2) Exclusive of sales load.
(3) Annualized.


                       See notes to financial statements.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                          Class C Shares
                                                                                  -------------------------------
                                                                                       Year Ended December 31,
                                                                                  -------------------------------
PER SHARE DATA:                                                                    1997       1996       1995(1)
                                                                                  -------    -------     --------
   Net asset value, beginning of period......................................      $14.38     $14.67      $14.48
                                                                                   ------     ------      ------
   Investment Operations:
   Investment income--net....................................................         .75        .77         .16
   Net realized and unrealized gain (loss) on investments....................         .39       (.29)        .19
                                                                                   ------     ------      ------
   Total from Investment Operations..........................................        1.14        .48         .35
                                                                                   ------     ------      ------
   Distributions:
   Dividends from investment income--net.....................................        (.75)      (.77)       (.16)
                                                                                   ------     ------      ------
   Net asset value, end of period............................................      $14.77     $14.38      $14.67
                                                                                   ======     ======      ======
TOTAL INVESTMENT RETURN(2)...................................................        8.13%      3.44%      11.47%(3)

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets...................................        1.80%      1.79%       1.79%(3)
   Ratio of net investment income to average net assets......................        5.11%      5.42%       5.25%(3)
   Portfolio Turnover Rate...................................................      518.62%    267.22%     349.24%
   Net Assets, end of period (000's Omitted).................................        $110        $17          $1

------------
(1) From October 16, 1995 (commencement of intital offering) to December 31,
    1995.
(2) Exclusive of sales load.
(3) Annualized.



                       See notes to financial statements.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Premier GNMA Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company. The Fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon").

   On January 31, 1997, the Fund's Trustees approved, effective March 31, 1997, a change in the Fund's name from "Premier GNMA Fund" to "Dreyfus Premier GNMA Fund."

   Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class
C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on share redemptions made within five years of purchase and Class C shares are subject to a CDSC imposed on shares redeemed within one year of purchase. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (excluding U.S. Government obligations and short-term investments) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Investments in U.S. Government obligations, including U.S. Treasury Bills, are valued at the mean between quoted bid and asked prices. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income (including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the Fund not to distribute such gain.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

   The Fund has an unused capital loss carryover of approximately $6,548,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1997. If not applied, the carryover expires in fiscal 2002.

NOTE 2--Bank Line of Credit:

   The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility ("Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 1997, the Fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly.

   (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended December 31, 1997, the Fund was charged $193,298 and $245 for Class B and Class C shares, respectively, pursuant to the Distribution Plan.

   (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 1997, the Fund was charged $251,985, $96,649 and $82 for Class A, B and C shares, respectively, pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended December 31, 1997, the Fund was charged $99,750 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended December 31, 1997, the Fund was charged $39,689 pursuant to the custody agreement.

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 1997 amounted to $900,756,941 and $939,941,433, respectively.

   At December 31, 1997, accumulated net unrealized appreciation on investments was $3,776,379, consisting of $3,950,562 gross unrealized appreciation and $174,183 gross unrealized depreciation.

   At December 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Premier GNMA Fund
--------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS PREMIER GNMA FUND

   We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, including the statement of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                                    Ernst & Young LLP

New York, New York
February 12, 1998

Dreyfus Premier GNMA Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940




Printed in U.S.A.                 027/614AR9712